EXHIBIT 23.4

                                    CONSENT

      The undersigned consents to being named in this Registration Statement on Form S-1 as a person who is about to become a director of TRIAD.

October 8, 1997

                                            /S/ KELVIN J. PENNINGTON
                                                Kelvin J. Pennington